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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
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                                  June 4, 2002


                               CROSSWALK.COM, INC.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    00-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                      4100 Lafayette Center Dr., Suite 110
                            Chantilly, Virginia 20151
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               (Address of principal executive offices) (Zip Code)

                                 (703) 968-4808
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              (Registrant's telephone number, including area code)


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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ITEM 5. OTHER EVENTS

On June 3, 2002, Crosswalk.com, Inc. ("Crosswalk") issued a press release announcing that it has signed a letter of intent to sell its award-winning crosswalk.com portal site (www.crosswalk.com) and extensive email business to Salem Communications for $4.1 million. The cash sale is subject to among other things, the parties reaching a definitive agreement, shareholder approval and the receipt of a fairness opinion by Crosswalk.

A copy of Crosswalk's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits

             99.1 Press Release dated June 3, 2002 regarding Crosswalk's announcement that it signed a letter of intent to sell the crosswalk.com portal site and email operations to Salem Communications.





                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Crosswalk.com, Inc.
                                            (Registrant)


Date: June 3, 2002                          By: /s/ Scott Fehrenbacher
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                                                Scott Fehrenbacher
                                                Chief Executive and President

                                  EXHIBIT INDEX




Exhibits
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99.1 Press Release dated June 3, 2002 regarding Crosswalk's announcement that it signed a letter of intent to sell the crosswalk.com portal site and email operations to Salem Communications.